EXHIBIT 4 - SPECIMEN STOCK CERTIFICATE
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                             (FRONT OF CERTIFICATE)

               Not valid unless countersigned by Transfer Agent

                             NORTHTECH CORPORATION
 NUMBER	                 75,000,000 Authorized Stock               SHARES
                             CUSIP #
--------                                                        ------------
                                                               Par Value $.001


THIS CERTIFIES THAT ----------------------------------------------------

IS THE RECORD HOLDER OF ----------------------------------------- SHARES

transferable on the books of the Corporation in person or by a duly authorized attorney-in-fact upon surrender of this Certificate, properly endored. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized offiers.

Dated: --------------                     Countersigned:
                                          Signature Stock Transfer
                                          2301 Ohio Drive - Suite 100
NORTHTECH CORPORATION                     Plano, Texas 75093

By:----------------------------           By:------------------------------
   Cecelia Pineda, President                    Authorized Signature



                           (BACK OF CERTIFICATE)

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ______Custodian____
TEN ENT - as tenants by the entireties  (Cust) (Minor)
JT TEN  - as joint tenants with right   under Uniform Gifts to Minors
          of survivorship and not as    Act __________________________________
          tenants in common                              (State)

   Additional abbreviations may also be used though not in the above list.

   For value received, -------------------------------- hereby sell, assign and transfer unto
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Please insert Social Security or other
Identifying number of assignee [                              ]
                               --------------------------------

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                  Please print or typewrite name and address
                    including zip code of assignee

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---------------------------------------------------------------------- Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ------------------



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.